                                                                   Exhibit 10.14
                                  OFFICE LEASE

     THIS  LEASE,  made this 31st day of July,  2001,  between  Corporate  Media
Group, 145 Lupton Lane, Cleveland,  TN 37311,  hereinafter referred to "Tenant", and Rick & Susan Durand hereinafter referred to as "Landlord".

     WITNESSETH:

     NOW,  THEREFORE,  it is  mutually  agreed by and  between  the  parties  as follows:

     WHEREAS,  Tenant is desirous of leasing  and hiring from  Landlord  certain premises  located in that certain  building  located at 145 Lupton Lane, City of
Cleveland,  County of Bradley, State of Tennessee,  hereafter referred to as the
"Building".

DESCRIPTION OF PROPERTY AND TERM:

     1. (a) For and in  consideration  of the  agreement  of  Tenant  to pay the rental and other sums herein  provided  for and to perform the terms,  covenants and conditions on its part herein contained, the full performance and observance of which and all  thereof  being  hereby  agreed  by  Tenant  to the  conditions precedent and  subsequent to the covenants on the part of Landlord,  and, at the option of Landlord,  to the continuance of this lease, Landlord hereby leases to
Tenant.

     (b) The  term of this  lease  shall  be for a  period  of ten  (10)  years, commencing on July 31, 2001.

RENTAL:

2.   (a)  Tenant  agrees to pay,  as  minimum  rental,  at such  place as may be designated  from  time to time,  by  Landlord,  the sum of ($ ) per  month, payable in lawful money of the United States in advance on the first day of each calendar month during the lease term,  without any deduction or offset whatsoever.  If the term  commences  on any day other than the first day of the calendar  month,  a prorata  friction of a full month's rental shall be paid on the  first  day of said  lease  term  and a  corresponding  prorata fraction shall be paid for the partial month at the end of said lease term.
     Tenant  further  agrees to pay Landlord any excise,  sales or privilege tax imposed or levied by any government or governmental agency upon Landlord on account of this lease or the rental paid hereunder.

     (b) Tenant  agrees to be liable for damage to the premises in an amount not to exceed $ , normal  wear and tear  accepted.  The  Landlord  and Tenant  shall jointly  inspect and verify the existing  condition  of the  premises  following lease execution.

     (c) Should the lease be terminated with the proper written 30-day notice to the Landlord by the tenant the tenant will have no further obligations under the lease.

     3. (a) Tenant shall use the premises for Offices and for no other purpose.

     (b) Tenant  shall not commit,  or suffer to be  committed  any  nuisance or other  act or thing  against  public  policy,  or which  may  disturb  the quiet enjoyment of any other tenant of the  building.  Tenant  agrees not to deface or damage the building in any manner or overload the floors of the premises.

     (c) Tenant  agrees not to use or permit the use of the premises or any part thereof  for any  purpose  prohibited  by law,  and Tenant  agrees,  at its sole expense,  to  comply  with  and  conform  to  all  of  the  requirements  of all
governmental   authorities  having  jurisdiction  thereof,  present  or  future, relating  in  any  way to the  condition,  use  and  occupancy  of the  premises throughout the entire term of this lease.

     (d) No goods,  merchandise  or materials  shall be kept,  stored or sold by
Tenant in or about the premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or  commission  to be done on or about the premises  which will  increase the existing rate of fire  insurance.  If the said insurance rate is increased by such an act, then the increased cost of such insurance  on the  building  shall be paid by Tenant to  Landlord  with the next succeeding installment of rental. Tenant, at its sole expense, shall comply with any and all requirements of any insurance  organization or company necessary for the maintenance of reasonable fire and public liability  insurance  covering the premises and the building.

SERVICES AND UTILITIES:

     4. (a.)  Landlord  agrees to provide  110 volt wiring and  electricity  for lighting and light office machines, water, heat, refrigerated  air-conditioning, window cleaning, janitorial service three times a week, and building maintenance service.  Landlord shall not be liable for the stoppage or  interruption  of any said  services  or  utilities  caused  by riots,  strikes,  labor  disputes,  or accidents, necessary repairs or conditions beyond Landlord's control.

     (b.)  Landlord  shall furnish  heating,  ventilation  and air  conditioning
("HVAC") for the premises as required in Landlord's  judgment for the condonable and normal occupancy of the premises.

PARKING:

     5. Landlord agrees to provide  designated off street parking spaces for the joint  use of all the  tenants  of the  145  Lupton  Lane,  Building  and  their invitees.  It is  understood  and  agreed  that if, in the sole  opinion  of the
Landlord,  Parking  in the  common  area  parking  lot of the  building  becomes overcrowded, Landlord may specifically restrict Tenants use of said parking lot.

ACCEPTANCE OF PREMISES:

     6. No representations,  except such as are contained herein, have been made to Tenant respecting the condition of the premises.  By entry hereunder,  Tenant accepts the  premises as being free from  defects  and in good,  clean  sanitary order,  condition and repair, and agrees to keep the premises in such condition.
Tenant  further  agrees on the last day of the term  hereby  created,  or sooner termination  of this lease,  to surrender auto Landlord the premises in the same condition as when received, ordinary wear and tear excepted.

DESTRUCTION OF PREMISES:

     7. In the event of a partial or total  destruction  of the premises  during the lease  term from any cause  other  than by failure or neglect on the part of the Tenant to  perform  or  observe  any term,  covenant  or  condition  hereof,
Landlord  shall  forthwith  repair  the same,  unless  Landlord  shall  elect to terminate this lease as hereinafter set forth.  Such destruction shall in nowise
annul  or  void  this  lease,   except  that  Tenant  shall  be  entitled  to  a
proportionate  reduction of the rental  while such repairs are being made,  such proportionate  reduction to be based upon the extent to which the making of such repairs  shall  interfere  with  business  carried on by Tenant on or about said premises. In respect to any damage or destruction which Landlord is obligated to repair or my elect to repair under the terms of this  paragraph,  Tenant  hereby waives  all  rights  under any law in  existence  during  the term of this lease authorizing the termination of a lease upon the complete or partial  destruction of the leased premises.  In the event that the premises are partially or totally destroyed by a cause or casualty  other than those  covered by fire and extended coverage insurance,  or in the event that the building is destroyed by any cause or casualty to the extent of not less than  thirty-three and one-third (33 1/3%)
percent of the replacement cost thereof, whether the premises be damaged or not,
Landlord may elect to  terminate  this lease by giving  notice to Tenant  within ninety (90) days after the occurrence of such destruction.

EMINENT DOMAIN:

     8. If any part of the  premises  shall be taken for public or  quasi-public use by right of eminent domain or  transferred  by agreement in connection  with such public or  quasi-public  use,  with or without any  condemnation  action or proceeding  being  instituted,  this lease shall  terminate as of the date title shall vest in the  condemnor.  All  compensation  or damages  awarded  upon such taking or transfer shall go to Landlord and Tenant shall have no claim thereto.

ALTERATION AND IMROVEMENTS:

     9. (a) Tenant shall  construct  and install at its sole expense any and all leasehold improvements and fixtures,  subject to the terms and conditions herein contained,  it being expressly  understood  that  Landlord's  sole  construction obligation is to construct and install, in accordance with the general standards of the building, the walls, doors, carpeting,  furnished ceiling, central toilet facilities,  and such finished  partitioning,  electrical outlets and electrical fixtures as may be shown on Exhibit "A" attached  hereto.  Tenant  agrees not to make any alterations of, or additions to the premises  without the prior written consent of Landlord, and any alterations of, or additions to the premises except movable trade fixtures and equipment  shall take place under the  supervision of
Landlord and shall  become a part of the realty.  Tenant shall keep the premises and  improvements  thereon free and clear of all liens arising out of or claimed by reason of any work performed,  material furnished or obligations  incurred by or at the instance of Tenant,  and  indemnify and save Landlord the premises and the  building  harmless  of all such liens or claims of lien and all  attorney's fees and other costs and expenses incurred by reason thereof.

     (b) Landlord  shall have the right at any time to alter,  repair or improve the premises and the building,  subject to the terms of the Real Estate Contract and Landlord and its representatives for that purpose may enter on and about the premises and the building with such material as Landlord may deem necessary, and may  erect  scaffolding  and all  other  necessary  structures  on or about  the premises and the building. Tenant waives any claim for damages including loss of business  resulting  therefrom.  In  the  exercise  of  its  rights  under  this subparagraph  Landlord  shall not  unreasonably  interfere  with the  conduct of
Tenants business.

TAXES:

     10. In addition  to the minimum  monthly  rent in  Paragraph  2. (a) above,
Tenant  agrees to pay  percent of any and all  increases  in real  estate  taxes levied or assessed  against  the real  property  of which the  building  and the premises  are a paid  over and above the  amount  of such  taxes or  assessments during the calendar year Tenant, upon demand, shall pay such amounts to Landlord with the next succeeding installment of rental.

LIABILITY:

     11.  Tenant  agrees  that  Landlord  shall not at any time or to any extent whatsoever  be  liable,  responsible  or in  anywise  accountable  for any loss, injury,  death or  damage  to  persons  or  property,  from any  cause or causes whatsoever,  which at any time may be suffered or sustained by Tenant, or by any person  whosoever at any time may be using  occupying or visiting the  premises, and Tenant  agrees to  indemnify  and save  Landlord  harmless  from any and all claims, liabilities,  losses, damages, costs and expenses whatsoever arising out of any such loss, injury,  death or damage however  occurring.  Tenant agrees to pay for all damages done to the premises or the building by Tenant or any person or persons permitted on the premises by Tenant.

ENTRY BY LANDLORD:

     12.  Landlord  and its  representatives  shall  have the right to enter the premises at all  reasonable  times to inspect the same,  to make  repairs and to maintain the building, to post such reasonable notices as Landlord may desire to protect its rights,  or, during the ninety (90) days prior to the  expiration of this lease, to exhibit the premises to prospective tenants and to place upon the doors or in the windows of the  premises  any usual or ordinary  "to Let" or "to
Lease" signs.

TENANT'S FIXTURES:

     13. Tenant, at any time Tenant is not in default hereunder,  may remove its movable trade fixtures and equipment, and upon expiration or termination of this lease,  if so  requested by  Landlord,  shall remove all fixtures and  equipment installed on the premises by Tenant,  whether of not such fixtures and equipment are fastened to the building and  regardless  of the manner in which they are so fastened;  provided,  however, that Tenant shall fully repair damage of any kind or character  occasioned  by the removal of any such  fixtures or equipment  and shall leave the premises and building in a good, clean and sanitary condition.

ASSIGNMENT AND SUBLETTING:

     14. (a) Tenant  shall not assign this lease,  nor sublet all or any portion of the  premises,  not  permit  the use of all or any  part of the  premises  by persons  other than Tenant,  its servants and agents,  without the prior written consent of Landlord,  and any such  assignment,  sublease or permission  without such consent shall be void and, at the option of Landlord ' shall terminate this lease.

     (b) Tenant agrees that in the event any  proceedings  under the  Bankruptcy
Act or any  amendment  thereto be commenced by or against  Tenant and if against
Tenant, said proceedings shall not be dismissed before either an adjudication in bankruptcy  or  the  confirmation  of  a  composition  arrangement  or  plan  of reorganization,  or in the  event  Tenant  be  adjudged  insolvent  or  make  an assignment  for the  benefit of its  creditors,  or if a writ of  attachment  or execution be levied on the leasehold  estate hereby  created and be not released or satisfied within fifteen (15) days thereafter,  or if a receiver be appointed in any  proceeding  or action to which Tenant is a party with  authority to take possession  or control of the  premises  or the  business  conducted  thereon by
Tenant and such receiver be not discharged  within a period of fifteen (15) days after his appointment any such event shall  constitute a breach of this lease by
Tenant  and,  at the option of  Landlord  and  without  notice or entry or other action of  Landlord,  shall  terminate  this lease and also all rights of Tenant under this lease and any and all persons  claiming  under Tenant,  in and to the premises.

RULES AND REGULATIONS:

     15.  Landlord shall have the right from time to time to prescribe rules and regulations,  which  in its  judgment  may be  desirable,  for the  use,  entry, operation and  management of the premises and the building,  each of which rules and regulations shall become a part of this lease.  Tenant agrees to comply with such rules and regulations,  provided,  however, that such rules and regulations shall not contradict or abrogate any right or privilege herein expressly granted to Tenant.

SIGNS:

     16.  Tenant shall not place or permit to be placed any sign,  advertisement notice or other  display on any part of the  inside or outside of the  premises, except  of such  color,  size  and  style  and in such  locations  as  shall  be designated  by  Landlord.  Tenant upon request of  Landlord,  shall  immediately remove any sign, advertisement,  notice or other display which Tenant has placed or permitted to be placed on any part of the inside or outside of the  premises, which, in the opinion of Landlord,  is  objectionable,  offensive or not in good taste,  and if Tenant  shall fail to do so,  Landlord may enter the premises and remove the same at the expense of Tenant.

DEFAULT:

     17. If Tenant shall fail to pay any part of the rent herein provided or any other sum  required  by this lease to be paid to Landlord at the times or in the term  provided,  or if default  shall be made in any of the other  covenants  or conditions on its part agreed to be  performed,  and if such failure to pay rent or such other such default shall continue for ten (10) days after written notice thereof from  Landlord to Tenant,  then  Landlord,  besides such other rights or remedies it may have, may either (a) terminate  this lease,  or (b) re-enter the premises by summary  proceedings  or otherwise,  remove all persons and property from the premises  without  liability  to any person for  damages,  sustained by reason of such  removal,  and re-let the  premises  at such rental and upon such other  terms  and  conditions  as  Landlord  in its  sole  discretion  may  deem advisable.  In such  event  Tenant  shall  remain  liable for the  monthly  rent reserved in this lease, plus the reasonable cost of obtaining  possession of the premises  and of any  repairs  and  alterations  necessary  to prepare  them for re-letting,  less the refits received from such re-letting,  if any. Any and all monthly  deficiencies  so  payable by Tenant  shall be paid  monthly on the date herein  provided for the payment of rent. No such re-entry or taking  possession of the  premises by Landlord  shall be  construed  as an election on its part to terminate  this  lease  unless a written  notice of such  intention  be given to
Tenant or unless the  termination  thereof  be  decreed by a court of  competent jurisdiction.  Notwithstanding any such re-letting without termination, Landlord may at any time  thereafter  elect to  terminate  this  lease for such  previous breach.  Should  Landlord  at any time  terminate  this  lease for any breach in addition  to any other  remedies  it may have,  it may  recover  from Tenant all damages it may incur by reason of such breach,  including the cost of recovering the premises,  and including  the worth at the time of such  termination  of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable  rental value of the premises for the  remainder of the stated term all of which amounts shall be immediately due and payable from Tenant to Landlord.

ATTORNEY'S FEES:

     18. (a) If any person not a party to this lease shall  institute  an action against Tenant in which Landlord, involuntarily and without cause, shall be made a party  defendant,  Tenant shall indemnify and save Landlord  harmless from all liabilities by reason  thereof,  including  reasonable  attorney's  fees and all costs incurred by Landlord in such action.

     (b) If any action  shall be brought to recover any rental under this lease, or for or on account of any  breach of or to  enforce  or  interpret  any of the terms,  covenants or conditions of this lease, or for the recovery of possession of the  premises,  the  prevailing  party shall be entitled to recover  from the other party, as part of prevailing  party's costs, a reasonable  attorney's fee, the amount of which  shall be fixed by the court and shall be made a part of any judgment rendered.

HOLDING OVER:

     19. In the event of any  holding  over by Tenant  after the  expiration  or termination of this lease, unless the parties hereto otherwise agree in writing,
Tenant shall  become a tenant at  sufferance  only,  subject to  termination  by
Landlord or Tenant at any time upon at least  thirty (30) days  advance  written notice,  and all other terms and  provisions  of this Lease shall be  applicable during that  period.  Acceptance  by Landlord of rent after such  expiration  or earlier  termination  shall not  constitute  consent to a hold over hereunder or result in an extension of this Lease.

SUBORDINATION:

     20.  Landlord  expressly  reserves the right at any time to place liens and encumbrances on and against the premises and the building,  superior in lien and effect to this lease and the estate created hereby. This lease, at the option of
Landlord,  is and shall be  subject,  subordinate  and  inferior to the lien and estate of any liens  and  encumbrances,  renewals,  extensions  or  replacements thereof now or hereafter  imposed by Landlord upon the premises or the building.
Tenant  agrees to execute and deliver  upon demand such  further  instrument  or instruments  subordinating this lease to any such liens or encumbrances as shall be desired by Landlord, and hereby irrevocably appoints Landlord its attorney in fact to execute and deliver any such  instrument  or  instruments  for or in the name of Tenant.

NOTICES:

     21. All  notices,  demands or other  writing in this lease  provided  to be given,  made or sent by either party hereto to the other shall be deemed to have been fully given,  made or sent when made in writing and deposited in the United
States mail registered and, postage prepaid and addressed as follows:

         TO LANDLORD                  303 San Mateo NE, Suite 104A
                                             Albuquerque, New Mexico 87108

         TO TENANT                    On the leased premises and       home address

     The address to which any notice, demand or other writing may be given, made or sent to either party may be changed by written  notice given by such party as above provided.

REMEDIES CUMULATIVE:

     22. All remedies herein  conferred upon Landlord shall be cumulative and no one exclusive of any other remedy conferred herein or by law.

WAIVER:

     23. The waiver by Landlord of any breach of any term  covenant or condition herein  contained  shall not be deemed to be a waiver of such term  covenant  or condition  or any  subsequent  breach of the same or any other term  covenant or condition  herein  contained.  The subsequent  acceptance of rental hereunder by
Landlord  shall not be deemed a waiver of any preceding  breach by Tenant of any term,  covenant or condition of this lease,  other than the failure of Tenant to pay the  particular  rental so accepted,  regardless of Landlord's  knowledge of such  preceding  breach at the time of  acceptance  of such rental.  None of the terms, covenants or conditions of this lease can be waived by either Landlord or
Tenant except by appropriate written instrument.

CONSTRUCTION OF LEASE:

     24. The language in all parts of this lease shall in all cases be construed as a whole  according to its fair meaning and not strictly for or against either
Landlord or Tenant.  Paragraph  headings in this lease are for convenience  only and are not to be  construed  as a part of this  lease  or in any way  defining, limiting or amplifying  the  provisions  hereof.  Time is of the essence of this lease and of every term,  covenant and condition hereof The words "Landlord" and
"Tenant", as herein used, shall include the plural as well as the singular.  The neuter gender  includes the  masculine and feminine.  In the event there is more than one Tenant,  the  obligations  to be performed  shall be joint and several.
Landlord  and Tenant  agree that in the event any term,  covenant  or  condition herein  contained  is held to be  invalid  or void  by any  court  of  competent jurisdiction, the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.

     25. The tenant understands this is a non-smoking  building and that smoking within the building will subject this lease to default with full amount of lease due to Landlord on liquidated damages.

     26. A deposit of $ is due upon  execution  of this  Lease.  The  deposit is refundable,  less and costs  associated  with the  default  of this lease or any damage to the premises by Tenant.

SUCCESSORS AND ASSIGNS:

     27.  Subject to the  provisions  of  Paragraph  16  hereof,  all the terms, covenants  and  conditions  of this lease shall be binding upon and inure to the benefit of and shall apply to the respective heirs,  executors,  administrators, successors, assigns and legal representatives of Landlord and Tenant. REASONABLE
CONSENT:

     28. Landlord agrees not to unreasonably withhold its approval of or consent to any act of Tenant, where such approval or consent is required by the terms of this lease.

     IN WITNESS  HEREOF,  the parties  hereto have executed  this  instrument by proper persons thereunto duly authorized to do so on this day of , 2001.

Tenant:                                                       Landlord:

Corporate Media Group, Inc.                                   Rick and Susan Durand

By:                                                           By:

By:                                                           By:

                                                              Its:

By: